Exhibit 10.1

FOURTH AMENDMENT

TO THE

DYNEGY INC. EXECUTIVE SEVERANCE PAY PLAN

WHEREAS, Dynegy Inc. (the “Company”) sponsors the Dynegy Inc. Executive Severance Pay Plan (the “Plan”) for the benefit of eligible employees and their beneficiaries; and

WHEREAS, Dynegy Midwest Generation, Inc. has merged into Dynegy Midwest Generation, LLC in connection with a corporate reorganization of the Company’s subsidiaries; and

WHEREAS, the employers for certain participants are also being changed in connection with the corporate reorganization; and

WHEREAS, Sithe Energies Power Services, Inc. has merged into Sithe Energies, Inc. (“Sithe”), and the employer for certain participants therefore has changed to Sithe; and

WHEREAS, the Plan allows the Company to designate eligible entities as participating employers under the Plan’s terms; and

WHEREAS, to the extent necessary, the Company has decided to permit certain entities to adopt the Plan for the benefit of their eligible employees and their beneficiaries, and to classify such entities as participating employers under the Plan’s terms; and

WHEREAS, to the extent necessary, such entities have agreed to become participating employers under the Plan’s terms as if they were signatories thereto and to any applicable ancillary agreements, and to be bound by all of the provisions of the Plan; and

WHEREAS, the Company desires to amend the Plan to list such entities as “Companies” (as defined in the Plan) participating in the Plan, to make certain additional updates to the list of participating employers due to other entity changes, to delete all references to “Sithe Energies Power Services, Inc.” in Attachment A of the Plan, and to change all references to “Dynegy Midwest Generation, Inc.” in the Plan to “Dynegy Midwest Generation, LLC”; and

WHEREAS, Section VII of the Plan allows the Company to amend the Plan at any time; and

WHEREAS, the Company has delegated its amendment and participating employer designation authorities to the Dynegy Inc. Benefit Plans Committee (the “Committee”).

NOW, THEREFORE, effective as set forth below, the Company by action of the Committee hereby amends the Plan, as follows:

1.                                       Effective as of December 10, 2010, the date that Sithe Energies Power Services, Inc. merged into Sithe, all references to “Sithe Energies Power Services, Inc.” in Attachment A of the Plan shall be deleted.

2.                                       Effective as of the closing date of the August 2011 corporate reorganization of the Company’s subsidiaries, all references to “Dynegy Midwest Generation, Inc.” in the Plan shall be deleted and replaced with references to “Dynegy Midwest Generation, LLC”.

3.                                       Effective as of August 8, 2011, Attachment A of the Plan is hereby amended, in its entirety, to be and to read as follows:

 “Attachment A

Subsidiaries and Affiliates

Participating in the

Dynegy Inc. Executive Severance Pay Plan

1.                                       Casco Bay Energy Company, LLC

2.                                       Dynegy Kendall Energy, LLC

3.                                       Dynegy Marketing and Trade, LLC

4.                                       Dynegy Midwest Generation, LLC

5.                                       Dynegy Morro Bay, LLC

6.                                       Dynegy Moss Landing, LLC

7.                                       Dynegy Northeast Generation, Inc.

8.                                       Dynegy Oakland, LLC

9.                                       Dynegy Operating Company

10.                                 Dynegy Power, LLC

11.                                 Dynegy Power Marketing, LLC

12.                                 Ontelaunee Power Operating Company, LLC

13.                                 Sithe Energies, Inc.”

IN WITNESS WHEREOF, the undersigned has caused this Fourth Amendment to the Plan be executed on this 8th day of August 2011.

DYNEGY INC.

By:	/s/ Lynn A. Lednicky
Name: Lynn A. Lednicky
Title: Executive Vice President, Operations